UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2023

AEGLEA BIOTHERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Las Cimas Parkway Suite 100
Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 942-2935

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	AGLE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On April 8, 2023, the Board of Directors (the “Board”) of Aeglea BioTherapeutics, Inc. (the “Company”) approved a restructuring of the Company’s workforce, or the restructuring, pursuant to which the Company’s workforce will be reduced by 50 people, or approximately 83% of the Company’s existing headcount, retaining approximately 10 employees. The restructuring was communicated to employees on April 11, 2023. The Company estimates that it will incur approximately $6.2 million in employee-related restructuring charges in connection with the restructuring, consisting of (i) approximately $5.6 million in cash-based expenses related to employee severance and notice period payments, benefits and related costs, and (ii) approximately $0.6 million in non-cash stock-based compensation expense related to the vesting of stock-based awards. The Company expects that the majority of the restructuring charges will be incurred in the second quarter of 2023 and that the execution of the restructuring, including cash payments, will be substantially complete by the end of the second quarter of 2023.

The estimates of the charges and cash expenditures that the Company expects to incur in connection with the restructuring, and the timing thereof, are subject to a number of assumptions and actual amounts may differ materially from estimates. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the restructuring.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the restructuring, Michael Hanley, the Company’s Chief Business Officer, and Linda Neuman, the Company’s Chief Medical Officer, will be departing from the Company, effective April 14, 2023. The Company is very grateful to Mr. Hanley and Dr. Neuman for their expertise and valuable contributions to the Company over the years.

Item 8.01	Other Events.

On April 12, 2023, the Company announced interim results from its ongoing Phase 1/2 clinical trial of pegtarviliase for the treatment of classical homocystinuria and that, following a review of the interim results, it intends to explore strategic alternatives with the goal of maximizing stockholder value, including possible business combinations and/or a divestiture of the Company’s clinical programs. To assist with this process, the Company has engaged Wedbush Securities Inc. as an independent exclusive financial advisor. The Company has not set a timetable for completion of this strategic review and does not intend to comment further on the status of this process unless or until its Board has approved a definitive course of action, or it is determined that other disclosure is appropriate or required. There can be no assurance that this strategic review will result in the Company pursuing a transaction or that any transaction, if pursued, will be completed on attractive terms.

In connection with the evaluation of strategic alternatives and in order to extend its resources, the Company is implementing a restructuring plan that includes reducing its workforce as described above.

The full text of the press release announcing the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the Company’s current expectations. These forward-looking statements include, without limitation, statements regarding the Company’s ability to identify, assess and execute a strategic transaction or realize any value from its existing assets and the timing thereof, including updates concerning the process to explore strategic alternatives, its ability to preserve cash, its planned workforce reduction and costs expected to be incurred in connection therewith, updates relating to its clinical trials and related data and potential regulatory decisions and other statements containing the words “anticipate,” “contemplate,” “estimate,” “explore,” “expect,” “intend,” “may,” “plan,” “pursue,” “will” and similar expressions. Actual results may differ materially from those indicated by such forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties related to the risk that the restructuring costs and charges may be greater than anticipated or incurred in different periods than anticipated; the risk that the Company’s restructuring efforts may adversely affect the Company’s internal programs and the Company’s ability to retain key personnel; the risk that the Company may not execute its planned exploration and evaluation of strategic alternatives; the availability of suitable third parties with which to conduct contemplated strategic transactions; the risk that the Company’s restructuring efforts may not generate their intended benefits to the extent or as quickly as anticipated; and the risk that the Company’s restructuring efforts may negatively impact the Company’s business operations and reputation. Additional risks and uncertainties regarding the Company’s business can be found in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the United States Securities and Exchange Commission (“SEC”), and future filings and reports that the Company makes from time to time with the SEC. The information contained in this Current Report on Form 8-K is as of the date of this report, and the Company undertakes no duty to update forward-looking statements contained in this Current Report on Form 8-K except as required by applicable laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Aeglea BioTherapeutics, Inc. on April 12, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGLEA BIOTHERAPEUTICS, INC.

Date: April 12, 2023	By:	/s/ Jonathan Alspaugh
Jonathan Alspaugh Chief Financial Officer